Exhibit 10.59

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED.

CONFIDENTIAL	EXECUTION VERSION

LETTER OF INTENT

BETWEEN Vir Biotechnology, Inc.

AND WUXI BIOLOGICS (HONG KONG) LIMITED

This Letter of Intent (“LOI”) confirms the recent discussions between Vir Biotechnology, Inc. (“Vir”) and WuXi Biologics (Hong Kong) Limited (“WuXi Biologics”) whereby Vir reserves some capacity in WuXi Biologics’s bulk drug substance facility referred to as Manufacturing #2 (the “Capacity Reservation”) and retains WuXi Biologics to perform certain development and/or manufacturing services (the “Services”) regarding Vir’s VIR-7831 SARS-Cov-2 mAb (also referred to as WBP2275 within WuXi Biologics) (the “Initial Product”) or any backup SARS CoV-2 mAb product that Vir may specify from time to time (collectively, the Initial Product and any backup product specified by Vir, the “Product”).

WuXi Biologics and Vir may each be referred to in this LOI as a “Party” and collectively as the “Parties”. This LOI is a binding contractual obligation of the Parties as of the last signature date below by both Parties (the “LOI Effective Date”). Any capitalized terms used herein but not defined shall be as defined in the Development and Manufacturing Collaboration Agreement between the Parties effective as of February 25, 2020. The Parties do hereby agree as follows:

1.

Definitive Agreement. Additional terms and conditions related to the Services and the rights and obligations of each Party related thereto will be specified in a commercial manufacturing and supply agreement (the “Commercial MSA”) and commercial quality agreement (the “Commercial QAG”). This LOI does not obligate either Party to enter into the Commercial MSA, the terms of which remain subject to discussion and approval by each Party. Notwithstanding the foregoing, the Parties shall use their respective commercially reasonable efforts to negotiate and enter into the Commercial MSA before July 30, 2020. The terms agreed upon in this LOI shall be incorporated into the Commercial MSA.

2.

Section 2. Capacity Reservation. As of the LOI Execution Date, (a) Vir will purchase a firm and binding capacity reservation at WuXi Biologics’s Manufacturing #2 bulk drug substance facility (the “Facility”) to Manufacture [***] in accordance with the Manufacturing schedule and parameters in Appendix 1, and (b) WuXi Biologics will schedule such capacity reservation.

2.1.	Campaign. WuXi Biologics will Manufacture [***] (the “Campaign”) in accordance with the Manufacturing schedule and parameters in Appendix 1.

2.1.1.	[***]. At Vir’s sole discretion, at any time prior to [***], Vir may request that WuXi Biologics [***]. If Vir elects to [***], the Parties will mutually agree on the timing and scheduling of [***].

2.1.2.

PPQ Batches. Vir will designate [***] batches from the Campaign that will be used to Manufacture process performance qualification batches (“PPQ Batches”) intended (a) [***] and (b) [***] . Vir will notify WuXi Biologics by [***] if Vir elects to Manufacture all PPQ Batches in 2020 and shall designate which Campaign batches shall be PPQ Batches. [***].

2.1.3.

PPQ Batches in 2020. If Vir elects to Manufacture all PPQ Batches in 2020 pursuant to Section 2.1.2, WuXi Biologics will Manufacture (a) [***] and (b) [***] . The Parties will agree upon the schedule for such manufacture promptly following Vir’s request.

2.1.4.	PPQ Batches in 2021. If Vir elects to Manufacture all PPQ Batches in 2021, [***] WuXi Biologics will Manufacture (a) [***] and (b) [***] .

2.1.5.

Optional Batches. Vir will have the option, on written notice to WuXi Biologics, to [***] provided that Vir provides written notice of its option exercise no later than [***]. If Vir provides such notice, the Parties will agree upon the scheduling of the Manufacture of such batches, provided that unless otherwise agreed in writing, the vial thaw for the first of the [***] optional batches will begin by [***]. The exercise date will be adjusted accordingly if the vial thaw for the first optional batch occurs later than [***] .

3.	Section 3. Fees & Payment. Fees and payment for the batches scheduled in Section 2 shall be as follows:

3.1.

Batch Price. For each batch of Product [***] (“Successful Batch”) Vir shall pay WuXi Biologics [***] (“Production Service Fee”). The Production Service Fee [***]. For avoidance of doubt, the Production Service Fee includes [***].

Table 1: Batch Pricing

[***]

3.2.	PPQ Batch Fees

3.2.1.

PPQ Batch Fees. VIR will pay additional charges of up to but not exceeding [***] for a total for all PPQ Batches [***]. The PPQ Batch Fee will be based [***] . Such definitive scope of work and associated PPQ Batch Fee(s) will be defined in the Commercial MSA.

3.2.2.

Process Validation and Stability Studies. As of the LOI Execution Date, or at any time during the term of the Commercial MSA, Vir shall have an option but not obligation to request WuXi Biologics to perform [***] as further defined in the Commercial MSA.

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3.3.	Raw Material Fees.

3.3.1.

Raw Material Fees. WuXi Biologics will purchase the [***] (“Raw Materials”) from qualified vendors in accordance with the Commercial QAG. The actual cost of purchased Raw Materials [***] in the Commercial MSA. The Raw Material pass-through costs [***].

Table 2: [***]

[***]

3.3.2.	Advance Purchase. Upon execution of this LOI, WuXi Biologics is authorized to [***], provided further that:

3.3.2.1.

WuXi Biologics will [***] requested by Vir pursuant to Section 2.1.5 on or after [***]. If the [***] of Raw Material [***], WuXi Biologics will include an additional [***] in the Raw Material order for the [***].

3.3.2.2.

If the Parties terminate the LOI pursuant to Section 5.5(b), or fail to execute a Commercial MSA after WuXi Biologics has placed Raw Materials orders for the [***], including Raw Material [***], WuXi Biologics will use best efforts (a) for orders that are cancellable, cancel such Raw Material orders and (b) for orders that are not cancellable, reuse such Raw Materials for other Vir projects or WuXi Biologics other clients. Vir [***].

3.3.2.3.	As of the LOI Execution Date Vir has authorized WuXi Biologics to purchase [***].

3.4.	Take or Pay. Vir is liable for the Production Service Fee for all 2020 and 2021 [***] Batches, including [***], on a take-or-pay basis provided that:

3.4.1.	2020 Batches. [***].

3.4.2.	2021 Batches. [***].

3.5.

Production Service Fee Invoicing: WuXi Biologics will invoice Vir for one hundred percent (100%) of the applicable Batch Price for each Successful Batch, including for each PPQ Batch, the applicable PPQ Batch Fees in accordance with Section 3.2.1, upon shipment of such batch to the location designated by Vir.

3.6.	Raw Material Invoicing: WuXi Biologics will invoice Vir for the cost of the Raw Materials [***] upon issuing binding orders to each of the Raw Material vendors.

4.	Section 5. Terms and Conditions.

4.1.

Vir may assign this LOI to any Affiliate of Vir or any third party collaboration partner, licensee, or licensor, and each Party will have the right to assign this LOI to any successor in interest to all or substantially all of such Party’s business or assets to which this agreement relates whether through asset or stock acquisition, merger, consolidation, or otherwise, in one or a series of transactions and Vir shall provide a written notice to WuXi Biologics within thirty (30) once such assignment has been implemented.

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4.2.	The terms of this LOI can be amended by mutual agreement in writing by the Parties.

4.3.	Nothing in this LOI shall be construed as a bar to any future collaboration or other agreements that may be negotiated between WuXi Biologics and Vir.

4.4.	This LOI is intended to be legally binding on the Parties solely with respect to the obligations expressly set forth herein and effective immediately upon execution.

4.5.	This LOI shall terminate as follows: (a) upon completion and signing of the Commercial MSA; or (b) upon mutual written agreement by the Parties.

4.6.	This LOI will be governed by the laws of the state of New York, United States, notwithstanding any choice of law provision or principle to the contrary.

VIR PO Number PO33103

[signature page follows]

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AGREED TO AND ACCEPTED BY THE PARTIES:

WuXi Biologics (Hong Kong) Limited	Vir Biotechnology, Inc.

/s/ Chris Chen	/s/ George Scangos
Name: Chris Chen	Name: George Scangos
Title: CEO	Title: President & CEO
Date: June 15, 2020	Date: June 15, 2020

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Appendix I

[***]